REGISTRATION RIGHTS AGREEMENT


                           DATED AS OF JANUARY 9, 1997


                                      AMONG



                      HOSPITALITY WORLDWIDE SERVICES, INC.

                                       AND

                          THE STOCKHOLDERS NAMED HEREIN


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                  REGISTRATION RIGHTS AGREEMENT, dated as of January 9, 1997, by and among Hospitality Worldwide Services, Inc., a New York corporation (the "Company"), and Leonard Parker, Douglas Parker, Bradley Parker, Philip Parker,
Gregg  Parker  and  Mitchell   Parker   (individually,   a   "Stockholder"   and
collectively, the "Stockholders"). This Agreement is made pursuant to that certain Agreement and Plan of Merger dated as of January 9, 1997, by and among The Leonard Parker Company, a Florida corporation, the Stockholders, the Company and LPC Acquisition Corp., a Florida corporation, (the "Merger Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Merger Agreement.

                  The parties hereto agree as follows:

                  1.       DEFINITIONS.

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "COMMISSION"   shall   mean  the   Securities   and   Exchange
Commission.

                  "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

                  "DEMAND REGISTRATION" shall have the meaning assigned to such term in Section 3 hereof.

                  "HOLDER" shall mean a Stockholder, or his transferee, who is the owner of Registrable Securities.

                  "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" shall mean the Securities, but only so long as they remain Restricted Securities.

                  "REGISTRATION STATEMENT" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

                  "RESTRICTED SECURITIES" means the Registrable Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) they are otherwise freely transferable without volume or other restriction under the Securities Act, and the Stockholders have received an opinion of their legal counsel to such effect.

                  "SECURITIES" shall mean the shares of Common Stock issued to the Stockholders pursuant to the Merger Agreement or issued upon the conversion of the Preferred Stock or other Restricted Securities acquired by the Holders from time to time.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  2. SECURITIES SUBJECT TO THIS AGREEMENT. The Securities entitled to the benefits of this Agreement are the Registrable Securities.

                  3.1 SHELF REGISTRATION. The Company shall prepare and no later than five (5) months from the date hereof file with the Commission a Registration Statement on Form S-3 with respect to the resale of the Registrable Securities and use its best efforts to cause such Registration Statement to become effective no later than six (6) months from the date hereof, and keep such Registration Statement effective for a period of 18 months.

                  3.2 PIGGYBACK REGISTRATION. (a) At any time during the five year period commencing on the date of this Agreement, each time the Company proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to an employee of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock, it will give written notice to each of the Holders at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing all Registrable Securities as each Holder may request.

                  (b) If a Holder desires to have Registrable Securities registered under this Section 3.2, he shall advise the Company in writing within 15 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested,

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subject to the  following.  In the event that the proposed  registration  by the
Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder agrees to accept the offering on the same terms and conditions as the shares of Common Stock, if
any,  otherwise  being  sold  through   underwriters  under  such  registration;
provided, however, that: (i) if the managing underwriter determines and advises the Company in writing that the inclusion of all Registrable Securities proposed to be included by the Holders in the underwritten public offering would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that number of Registrable Securities that the managing underwriter believes will not jeopardize the success of the Company's offering and the number of Registrable Securities not included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Registrable Securities requested by the holders thereof to be registered in such underwritten public offering; and (ii) in each case all shares of Common Stock owned by the Holders which are not included in the underwritten public offering shall be withheld from the market by the Holder for a period, not to exceed one hundred twenty (120) calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

                  4. INFORMATION. The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

                  5. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company pursuant to and in accordance with
Section 3 of this Agreement, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement under the Securities Act that shall be available for the sale of the Registrable Securities by a Holder in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, as the case may be, the Company shall furnish to such Holders and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such

Holders and such underwriter or underwriters, if any, and the Company shall not file any such Registration Statement, or amendment thereto or any Prospectus or any supplement thereto to which such Holders, or the managing underwriter or underwriters, if any, shall reasonably object on a timely basis;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement required to be filed pursuant to Section 3 of this Agreement as may be necessary to keep such Registration Statement effective for the time period necessitated by the intended methods of disposition contemplated by the distribution resulting in the filing of the Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, as so amended, or such Prospectus as so supplemented;

                  (c) notify any Holders and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate;

                  (d) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

                  (e) if requested by the managing underwriter or underwriters or any Holders, (i) immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and any Holders agree should be included therein and as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and (iii) supplement or make amendments to such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to take any of the actions set forth in this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with or required by applicable law;

                  (f) furnish to each managing underwriter, if any, without charge, at least one signed copy, and furnish to the Holders, without charge, at least one conformed copy, of each Registration Statement related to such Registrable Securities and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including, if requested, those previously furnished or incorporated by reference);

                  (g) deliver to any Holders and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto as they may reasonably request;

                  (h) prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as such Holders or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (ii) take any action that would subject it to the assessment of taxes in any such jurisdiction where it is not then so subject;

                  (i) cause all Registrable Securities covered by such a Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System if the securities so qualify and if the Company does not then have similar securities listed on any securities exchange;

                  (j) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in similar underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriter or underwriters, if any, or the Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) obtain opinions of counsel to the Company and updates thereof addressed to the Holders and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings;
(ii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to the Holders and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with similar underwritten offerings; and (iii) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (k) so long as the Company is required to keep the Registration effective, comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or are sold in a best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  The Company may require any Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Holder if he fails to furnish such information within a reasonable time after receiving such request.

                  Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), (iii), (iv),
(v), (vi) or (vii) hereof, the Holders shall immediately discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period mentioned in Section 5(b) hereof shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when any Holder shall have received the copies of the supplemented or amended Prospectus contemplated by
Section 5(b) hereof or the Advice.

                  6.       REGISTRATION EXPENSES.

                  All reasonable fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any Registration Statement becomes effective including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) with respect to compliance with securities or Blue Sky laws); (ii) fees and disbursements of counsel for the Company; (iii) fees and disbursements of all independent certified public accountants for the Company; (iv) Securities Act liability insurance if the Company so desires such insurance; and (v) fees and expenses of all other persons retained by the Company. The Company shall not pay any fees or expenses incurred by any Holder, including, without limitation, the Holder's accounting and legal expenses and commissions or underwriting discounts.

                  7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. Whenever a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 7(b) hereof) indemnify and hold harmless each Holder participating in the registration and each person, if any, who controls any such Person (collectively, the "Holder Indemnitees" and, individually, a "Holder Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except for statements or omissions made in reliance on and in conformity with information furnished to the Company by such Holder specifically for use in the preparation thereof, and will reimburse each Holder Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

                  (b) INDEMNIFICATION BY HOLDERS. Each Holder participating in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other person, if any, who controls the Company, within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Holder Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with information furnished to the Company by such Holder specifically for use in the preparation thereof.

                  (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by a Holder Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 7(a) or 7(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses or to the extent that the Indemnitee is not prejudiced by the failure to receive such notice. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnities. For purposes of this Section 7 the terms "control," and "controlling person" have the meanings which they have under the Securities Act.

                  8. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the Holders of a majority of the issued and outstanding shares of Registrable Securities.

                  9. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

                  10. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  11. NOTICES. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

                  (a) If to the Company:

                      Hospitality Worldwide Services, Inc.
                      509 Madison Avenue, Suite 1114
                      New York, NY  10022
                      Attention: Chief Executive Officer

                      with a copy to:

                      Olshan Grundman Frome & Rosenzweig LLP
                      505 Park Avenue
                      New York, New York 10022
                      Attention:  Robert H. Friedman, Esq.

                  (b) If to a Holder,  as listed on the signature pages attached hereto or as such Holder shall designate to the Company in writing.

                  12. HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  13. ENTIRE AGREEMENT. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their successors and assigns.


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

                  IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of this 9th day of January, 1997.

                                  HOSPITALITY WORLDWIDE SERVICES, INC.


                                  By: /s/ Howard G. Anders
                                     --------------------------------------
                                     Name:  Howard G. Anders
                                     Title: Executive Vice President

                                     STOCKHOLDER:

                                    /s/ Leonard Parker
                                    --------------------------------------
                                    Name: Leonard Parker
                                    Address: 5575 SE 93 Street
                                             Miami, FL 33156

                                   /s/ Douglas Parker
                                   ---------------------------------------
                                   Name: Douglas Parker
                                   Address: 4140 Pinta Court
                                            Coral Gables, FL 33146

                                   /s/ Bradley Parker
                                   ---------------------------------------
                                   Name: Bradley Parker
                                   Address: 1251 N. Greenway Drive
                                            Coral Gables, FL 33134

                                   /s/ Philip Parker
                                   ---------------------------------------
                                   Name: Philip Parker
                                   Address: 8465 SE 147 Street
                                            Miami, FL 33158

                                   /s/ Mitchell Parker
                                   ---------------------------------------
                                   Name: Mitchell Parker
                                   Address: 6225 SW 123rd Terrace
                                            Miami, FL 33156

                                   /s/ Gregg Parker
                                   ---------------------------------------
                                   Name: Gregg Parker
                                   Address: 120 6th Pl.
                                            Manhattan Beach, CA 90266


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